Prospectus Supplement

July 1, 2015

Morgan Stanley Institutional Liquidity Funds

Supplement dated July 1, 2015 to the Morgan Stanley Institutional Liquidity Funds Prospectus dated February 27, 2015

Money Market Portfolio (the "Portfolio")

The Board of Trustees of Morgan Stanley Institutional Liquidity Funds (the "Fund") has approved a decrease in the minimum initial investment amount and minimum average balance policy with respect to the Institutional Class shares of the Portfolio, and an increase in the minimum initial investment amount and the establishment of a minimum average balance policy with respect to all other share Classes of the Portfolio, effective July 1, 2015. Accordingly, the following changes to the Prospectus will become effective July 1, 2015:

The first three sentences of the first paragraph under the section of the Prospectus entitled "Portfolio Summary—Money Market Portfolio—Purchase and Sale of Portfolio Shares" are hereby deleted and replaced with the following:

Each share Class of the Portfolio is available to investors who at the time of initial purchase make a minimum purchase of $150,000,000.

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The section of the Prospectus entitled "Shareholder Information—Minimum Investment Amount" is hereby deleted and replaced with the following:

Minimum Investment Amount

Each Class of shares of the Portfolio is available to investors who at the time of initial purchase make a minimum purchase of $150,000,000 or to certain clients of the Adviser's affiliates. Each share Class is also subject to a minimum account size (see the section of this Prospectus entitled "Shareholder Information—Minimum Account Size"). The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases including, but not limited to, shares of the Portfolio purchased through certain financial intermediaries or when the Adviser anticipates the combined value of a client's investments will meet or exceed the minimum initial investment amount.

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The section of the Prospectus entitled "Shareholder Information—Minimum Account Size" is hereby deleted and replaced with the following:

Minimum Account Size

Effective July 1, 2015, the minimum shareholder account size for each share Class of the Portfolio is $150,000,000. Each shareholder account will be measured against this requirement semiannually based on the average daily balance in the account over the trailing six-month period. If an investor's average balance falls below $150,000,000, the Portfolio reserves the right to request for the investor to increase their balance above the minimum, and if they fail to, remove that investor from the Portfolio after providing appropriate notice. This minimum shareholder account size is not applicable to (i) shareholders of the Institutional Class who opened their accounts prior to December 1, 2014, (ii) shareholders of all other share Classes who opened their accounts prior to July 1, 2015 or (iii) certain clients of the Adviser's affiliates.

Please retain this supplement for future reference.

  LFISPT-0715